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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K
                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


       Date of Report (Date of earliest event reported): January 28, 2003


                           CAMDEN NATIONAL CORPORATION
               (Exact name of Registrant as specified in charter)


                                      MAINE
                 (State or other jurisdiction of incorporation)



                 01-28190                           01-0413282
         (Commission file number)        (IRS employer identification no.)


                     Two Elm Street, Camden, Maine            04843
               (Address of principal executive offices)     (Zip Code)


                                 (207) 236-8821
              (Registrant's telephone number, including area code)


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Item 5 - Other Events and Required FD Disclosure


Camden National Corporation releases a press release announcing net income for the fourth quarter of 2002 and for the fiscal year ended December 31, 2002.





Item 7 - Financial Statements, Pro Forma Financial Information and Exhibits


         (c)     Exhibits.

                 99.1       Press Release




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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Company has duly caused this report to be filed on its behalf by the undersigned thereunto duly authorized.

             CAMDEN NATIONAL CORPORATION



         By: /s/ Gregory A. Dufour                       Date: January 28, 2003
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             Gregory A. Dufour
             Senior Vice President - Finance
             and Principal Financial Officer